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                                                                       Trk #2499

                       AMENDMENT NO. 1 TO APPENDIX NO. 1
                                     TO THE
           CONFIGURABLE POSTSCRIPT INTERPRETER OEM LICENSE AGREEMENT
                                    BETWEEN
                       AMIABLE TECHNOLOGIES INCORPORATED
                                      AND
                           ADOBE SYSTEMS INCORPORATED

                         Effective Date: March 15, 1998

      THIS AMENDMENT NO. 1 to Appendix No. 1, effective as of February 7, 1997 (the "Appendix"), to the Configurable Postscript Interpreter OEM License Agreement effective as of February 7, 1997 (the "Agreement"), is between ADOBE SYSTEMS INCORPORATED, a Delaware corporation having its place of business at 345 Park Avenue, San Jose, CA 95110-2704 ("Adobe") and AMIABLE TECHNOLOGIES INCORPORATED, a Pennsylvania corporation having a place of business at International Plaza Two, Suite 625, Philadelphia, PA 19113-1518 ("OEM").

      WHEREAS, the parties wish to add terms applicable to OEM's distribution of Licensed Systems containing PostScript 3 software under the Appendix.

      WHEREAS, the parties wish to amend the pricing for all Licensed Systems distributed under the Appendix;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Agreement is amended as follows:

I. Paragraph (2) of Section A ("Description of CPSI Application") is hereby deleted in its entirety and replaced by the following:

      "(2) Multiple Device Driver Version of the CPSI Application, PhotoPrint, is the Intel-PC/NT version of Adobe Software that has been integrated with the OEM application software as a raster image processor (RIP) server application with bundled drivers to drive various Designated Output Devices, and with the End User having the ability to drive any of the Designated Output Devices. OEM agrees that it shall not distribute a Multiple Device Driver Version of the CPSI Application to or through Remarketers unless the parties have executed an amendment to this Appendix No. 1 which sets forth royalties applicable to such distribution."


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II.   Section C ("Licensed System") is hereby deleted its entirety and replaced by the following:

      "C. Licensed System: The Licensed System is comprised of the following components:

      o The CPSI Application Object with software options supplied by OEM;
      o For CPSI Application Object containing PostScript Level 2 Software:
      OEM agrees to include only the Coded Font Programs listed in Section J herein and, optionally, those listed in Section K herein.
      o For CPSI Application Object containing PostScript 3 Software only:
      OEM agrees to distribute the Extended Roman Font Program Set listed in Exhibit H ("Extended Roman Font Program Set") to the Agreement, and optionally, the Coded Font Programs for Japanese Typefaces described in Section K(2)a(ii). OEM agrees that it shall not distribute any Coded Font Programs for Japanese Typefaces in OCF Format (as described in Section K(2)a(i)) with CPSI Application Object containing PostScript 3 Software.
      o One Designated Output Device(s) as described in Section B(2), including any device drivers, cables, multiplexers, accelerator cards or image buffers necessary to make the Designated Output Device function. A Licensed System (except as distributed to or through Remarketers) may drive two (2) or more Designated Output Devices provided that OEM shall pay Adobe the Licensed Use Royalty for a Multiple Device Driver Version as described in Section I(3)a(ii) herein."

III. Section E(1) ("Adobe Software") is hereby deleted its entirety and replaced by the following:

      "(1) Adobe Software: Adobe will deliver two versions of the Adobe Software under this Appendix No. 1: PostScript Level 2 and PostScript 3 Software, as described in Exhibit A ("Description of Adobe Software") to the Agreement, the PostScript Language Reference Manual, Second Edition, as printed in English by Addison-Wesley, current as of April 1991, and additionally, for PostScript 3 Software, the Supplement: PostScript Language Reference Manual, For Version 3010. See also the Adobe-supplied Configurable PostScript Interpreter Functional Specification. Adobe Software will be delivered on CD-ROM media."

IV. Section E(5) ("Coded Font Programs") is hereby deleted its entirety and replaced by the following:

      "(5) Coded Font Programs: The Roman Initial Installation Coded Font Programs listed in Section J ("Roman Initial Installation Coded Font Programs") herein, the Roman Additional Coded Font Programs listed in Section K(1) ("Roman Additional Coded Font Programs") herein, and the


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      Extended Roman Font Program Set listed in Exhibit H ("Extended Roman Font
      Program Set") to the Agreement will be delivered on the Adobe Software distribution medium. The Coded Font Programs for Japanese Typefaces listed in Section K(2) ("Coded Font Programs for Japanese Typefaces") will be delivered on mutually agreeable distribution media."

       V. For purposes of Milestones 1 through 12 of Section F ("Development Schedule and Testing Expectations"), "Adobe Software" shall refer exclusively to the PostScript Level 2 Adobe Software. The following additional Milestones are hereby added to Section F and shall apply to the delivery and testing of PostScript 3 Adobe Software:

"#(13) OEM returns the signed Amendment No. 1 to        ASAP
Appendix No. 1 to Adobe and Adobe executes this
Amendment No. 1.

#(14) OEM provides to Adobe completed Software RIP      In accordance with
Development Checklist (attached as Schedule 1 hereto)   Paragraph 3.8.
and a copy of draft PPD File in electronic form and     ("Testing") of the
the draft PostScript Language Addendum for review by    Agreement
Adobe for the PostScript 3 Adobe Software
(hereinafter, "Postscript 3").

#(15) Adobe provides OEM with the most current          Completed
version of the PostScript Product Certification Test
Suite and with a test plan indicating which files of the PostScript Product Certification Test Suite need to be run and which require hardcopy print out.

#(16) OEM notifies Adobe when it begins its testing     Completed
cycle with the PostScript Product Certification Test
Suite.

#(17) OEM provides Adobe with at least 30 days          Completed
advance written notice of the anticipated delivery date of OEM test results to Adobe for review.

#(18) OEM runs designated files from the Postscript     At OEM's discretion but
Product Certification Test Suite in accordance with     consistent with the
the Adobe-supplied test plan and provides OEM test      delivery date identified
results, the log files, the final version of the PPD    in #(17)
Files and the final version of the PostScript Language
Addendum to Adobe for PostScript 3.

#(19) Adobe performs certification. (Note: No           In accordance with
additional Adobe testing will be conducted unless       Paragraph 3.8.2 ("Adobe
Adobe requires further testing. Reference Paragraph     Certification") of the
3.8.2 ("Adobe Certification") of the Agreement for      Agreement.
payments due to Adobe for initial and subsequent retesting by Adobe.)


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#(20) Adobe provides OEM with written certification     In accordance with
of PostScript 3 Licensed System prior to first          Paragraph 3.8.2 ("Adobe
commercial shipment. Notwithstanding the reference to   Certification") of the
Milestone 12 in Section B ("Description of Computer     Agreement.
System") herein, OEM agrees that it may not upgrade a Computer System for use with a PostScript 3 Licensed
System until this Milestone 20 is completed.


VI. Section I(2)d ("Method for Calculating the Average Suggested Retail Price for Designated Output Devices Described in Section B(2)(i) Above") is hereby deleted in its entirety and replaced by the following:

      "d. List Price. "List Price" as used herein shall mean OEM's published list price, established in good faith, for one (1) fully functioning Licensed System as distributed to End Users, exclusive of amounts received for taxes, interest, non-warranty maintenance and installation charges, insurance, shipping and handling costs. More specifically, "U.S. List Price" shall mean the List Price in U.S. Dollars for any Licensed System that does not include Coded Font Programs for Japanese Typefaces, and shall apply to royalty calculations for distribution of all such Licensed Systems throughout the world. "Japanese List Price" shall mean the List Price in Japanese yen for a Licensed System which includes Coded Font Programs for Japanese Typefaces, and shall apply to royalty calculations for distribution of such Licensed Systems distributed for use throughout the world. The relevant List Price shall be converted into U.S. Dollars at a rate equal to the average of the exchange rates for the appropriate currency quoted in the Wall Street Journal at the end of the first and last days of the relevant quarterly accounting period (or the first business day thereafter if such day is a Sunday or other non-business day) set forth in Paragraph 7.5 ("Payment of Royalties") of the Agreement."

VII. Section I(3)a ("Roman Version") is hereby deleted in its entirety and replaced by the following:

      a. Roman Versions. OEM agrees to include the Coded Font Programs listed in Section J herein and, optionally, those listed in Section K(1) with each Licensed System containing PostScript Level 2 Software distributed hereunder, and agrees to include the Extended Roman Font Program Set listed in Exhibit H ("Extended Roman Font Program Set"), as added to the Agreement by Amendment No. 1, with each PostScript 3 Licensed System distributed hereunder. A Licensed System which includes Roman Coded Font Programs only shall be referred to herein as a "Roman Version."

      For each Roman Version of the Licensed System which is distributed or used internally (beyond the number of Licensed Uses provided royalty-free for Internal Use under Section I(6) below by OEM or its Subsidiaries hereunder,


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      OEM shall pay Adobe a Licensed Use royalty based on whether such Roman
      Version includes a Single Device Driver Version or Multiple Device Driver Version, as set forth below. This royalty shall include any royalties for the Roman Initial Installation Coded Font Programs or the Extended Roman Font Program Set included with a Roman Version, but shall not include royalties for any Roman Additional Coded Font Programs distributed with a PostScript Level 2 Licensed System, for which OEM shall pay additional royalties in accordance with Section I(5)b ("Licensed Use Royalties for Roman Additional Coded Font Programs") hereunder.

            (i)   Licensed Use Royalty for Single Device Driver Version.

                  o For each Single Device Driver Version distributed for use with a Designated Output Device with a U.S. List Price of [information redacted]## or less, OEM shall pay Adobe royalties equal to [information redacted]## of its Gross Receipts, as defined below, for such Single Device Driver Version, but no less than [information redacted]## for such Single Device Driver Version,

                  o For each Single Device Driver Version distributed for use with a Designated Output Device with a U.S. List Price greater than [information redacted]##, OEM shall pay Adobe royalties equal to [information redacted]## of the Gross Receipts for such Single Device Driver Version, but no less than [information redacted]## for each such Single Device Driver Version.

      "Gross Receipts" shall mean the total amount of monies, including but not limited to royalties, or any other consideration earned by OEM for its distribution of CPSI Application Object and Coded Font Programs hereunder.

      Example 1: OEM distributes a Single Device Driver Version under this Appendix No. 1 for use with a Designated Output Device with a U.S. List Price of [information redacted]## or less.

            A) Per Licensed Use Royalty where OEM's Gross Receipts total [information redacted]##

            B) Per Licensed Use Royalty where OEM's Gross Receipts total [information redacted]## minimum per Designated Output Device

      Example 2: OEM distributes a Single Device Driver Version under this Appendix No. 1 for use with a Designated Output Device with a U.S. List Price greater than [information redacted]##, and OEM's Gross Receipts total [information redacted]##. [Information redacted]##. Thus, OEM shall owe the [information redacted]## minimum for such Single Device Driver Version.

      Example 3: OEM distributes a Single Device Driver Version under this Appendix No. 1 for use with a Designated Output Device with a U.S. List Price of [information redacted]##. OEM's Gross Receipts for this transaction total [information redacted]##. OEM shall owe [information redacted]## Licensed Use royalty for such Single Device Driver Version.


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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


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            (ii)  Licensed Use Royalty for Multiple Device Driver Version. OEM
                  shall pay Adobe [information redacted]## of its Gross Receipts, as defined above, for each Multiple Device Driver Version it distributes hereunder."

VIII. The last paragraph of Section I(3)b ("Japanese Version") is hereby deleted in its entirety and replaced by the following:

      "For each Japanese Version of the Licensed System which is distributed or used internally by OEM or its Subsidiaries hereunder, OEM shall pay Adobe royalties in accordance with the method of royalty calculations set forth in Section I(3)a above, using the Japanese List Price in lieu of the U.S. List Price. OEM shall pay a separate royalty for the Roman Additional Coded Font Programs and Coded Font Programs for Japanese Typefaces distributed by OEM as described In Section 1(5) ("Licensed Use Royalties for Coded Font Programs") below."

IX. Section M(3) ("Adobe Contract Representative") is hereby deleted in its entirety and replaced by the following:

      Kevin Farley                                    Phone (408) 536-2699
      Adobe Systems Incorporated                Fax (408) 537-8053
      303 Almaden Blvd. (P-10)
      San Jose
      CA 95110-2702

X. Schedule 2 ("Specified Weighted Average Suggested Retail Price") is hereby deleted in its entirety.



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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


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XI.   All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 to Appendix No. 1 to the Agreement by their respective duly authorized officers to be effective as of the Effective Date specified above.

ADOBE                                         OEM

ADOBE SYSTEMS INCORPORATED                    AMIABLE TECHNOLOGIES INCORPORATED

By: /s/Frederick A. Schwedner                 By: /s/Fred Schlaffer
    ---------------------------------------      -------------------------------

Print Name: FREDERICK A. SCHWEDNER            Print Name: FRED SCHLAFFER
            -------------------------------              -----------------------

       Sr. Vice President & General Manager
Title:     Printing and Systems Division      Title: Vice President
      -------------------------------------          ---------------------------

Date: JUN 23 1998                             Date: 5/20/98
      -------------------------------------        -----------------------------


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